EXHIBIT 99.1

================================================================================
MORGAN STANLEY                                                 December 5,  2001
SECURITIZED PRODUCTS GROUP        [LOGO]
================================================================================

                             COMPUTATIONAL MATERIALS


                                  $311,085,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2001-NC4

                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

================================================================================
MORGAN STANLEY                                                 December 5,  2001
SECURITIZED PRODUCTS GROUP           [LOGO]
================================================================================


                           APPROXIMATELY $311,085,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2001-NC4


                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                             OCWEN FEDERAL BANK FSB
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    EXPECTED RATINGS                    MODIFIED
OFFERED                               (S&P/FITCH/     AVG LIFE TO      DURATION TO    PAYMENT WINDOW TO
CLASSES   DESCRIPTION    BALANCE        MOODY'S)    CALL / MTY(1)(2) CALL / MTY(1)(2)  CALL / MTY(1)(2)   DAY COUNT   BENCHMARK
===================================================================================================================================
  A-1     Not Offered  $325,915,000                                         *****Not Offered*****
-----------------------------------------------------------------------------------------------------------------------------------
  A-2     Floater      $194,085,000   AAA/AAA/Aaa       2.93/3.31        2.77/3.06     1/25/02-12/25/09 / Actual/360  1 Month LIBOR
                                                                                      1/25/02-9/25/19
-----------------------------------------------------------------------------------------------------------------------------------
  M-1     Floater       $42,250,000      AA/AA/Aa2      5.34/5.90        4.86/5.28     3/25/05-12/25/09 / Actual/360  1 Month LIBOR
                                                                                      3/25/05-10/25/16
-----------------------------------------------------------------------------------------------------------------------------------
  M-2     Floater       $39,000,000       A/A/A2        5.31/5.81        4.74/5.10     2/25/05-12/25/09 / Actual/360  1 Month LIBOR
                                                                                      2/25/05-7/25/15
-----------------------------------------------------------------------------------------------------------------------------------
  B-1     Floater       $35,750,000   BBB-/BBB-/Baa3    5.28/5.56        4.53/4.71     1/25/05-12/25/09 / Actual/360  1 Month LIBOR
                                                                                      1/25/05-8/25/13
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:  (1) Certificates are priced to the 10% optional clean-up call.
        (2) Based on the pricing prepayment speed.  See details below.


ISSUER:                Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC4

DEPOSITOR:             Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:       Ocwen Federal Bank FSB

TRUSTEE:               U.S. Bank National Association

MANAGERS:              Morgan Stanley (LEAD MANAGER); Blaylock & Partners, L.P.
                       and Utendahl Capital Partners, L.P. (CO-MANAGERS)

RATING AGENCIES:       Standard & Poor's, Fitch, Inc. and Moody's Investors
                       Service

OFFERED CERTIFICATES:  Classes A-2, M-1, M-2, and B-1 Certificates

PRICING DATE:          December [      ], 2001

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

EXPECTED CLOSING DATE:      December 27, 2001 through DTC and Euroclear or
                            Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:         The 25th of each month, or if such day is not a
                            business day, on the next business day, beginning
                            January 25, 2002.

DUE PERIOD:                 For any Distribution Date, the period commencing on
                            the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:    The interest accrual period for the Offered
                            Certificates with respect to any Distribution Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

MORTGAGE LOANS:             The Trust will consist of two groups consisting of
                            fixed and adjustable rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:     Approximately $394,417,827 of Statistical
                            Calculation Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie
                            Mac. Approximately $12,975,889 of Additional
                            Mortgage Loans will be added to the Loan Group I on or before the closing date.

GROUP II MORTGAGE LOANS:    Approximately $234,879,036 of Statistical
                            Calculation Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac. Approximately $7,727,248 of
                            Additional Mortgage Loans will be added to the Loan
                            Group I on or before the closing date.

PRICING PREPAYMENT SPEED:   o FIXED RATE MORTGAGE LOANS: CPR starting at
                            approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                            o ARM MORTGAGE LOANS: CPR of 25%.

CREDIT ENHANCEMENT:         The Offered Certificates are credit enhanced by:
                            1)   Net monthly excess cashflow from the Mortgage
                                 Loans,
                            2)   2.00% overcollateralization (funded upfront).
                                 After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the ending pool balance of the Mortgage Loans, subject to a 0.50% floor, based on the initial balance of the mortgage loans, and
                            3)   Subordination of distributions on the more
                                 subordinate classes of certificates to the
                                 required distributions on the more senior
                                 classes of certificates.

CREDIT ENHANCEMENT          For any Distribution Date, the percentage obtained
PERCENTAGE:                 by dividing (x) the aggregate Certificate Principal
                            Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution
                            Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:             The later to occur of:
                            (x)  the earlier of:
                                 (a) the Distribution Date occurring in January 2005; and
                                 (b)  the Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and
                            (y)  the first Distribution Date on which the Credit
                                 Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of principal distributions to the certificates) is greater than or equal to 40.00%.

TRIGGER EVENT:              A Trigger Event is in effect on any Distribution
                            Date if (i) on that Distribution Date the level of the 60 Day+ Rolling Average, as specified in the Prospectus, equals or exceeds the prior period's
                            Credit Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION       Class A:    20.00%
PERCENTAGE:                 Class M-1:  13.50%
                            Class M-2:   7.50%
                            Class B:     2.00%

OPTIONAL CLEAN-UP CALL:     When the ending principal balance of the Mortgage
                            Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

STEP-UP COUPONS:            For all Offered Certificates the coupon will
                            increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH      The Class A-1 Certificates will accrue interest at a
RATE:                       variable rate equal to the least of (i) one-month
                            LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                            Call is exercisable), (ii) the Loan Group I Cap,
                            (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH      The Class A-2 Certificates will accrue interest at a
RATE:                       variable rate equal to the least of (i) one-month
                            LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                            Call is exercisable), (ii) the Loan Group II Cap,
                            (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH      The Class M-1 Certificates will accrue interest at a
RATE:                       variable rate equal to the least of (i) one-month
                            LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                            Call is exercisable), (ii) the WAC Cap, and (iii)
                            16%.

CLASS M-2 PASS-THROUGH      The Class M-2 Certificates will accrue interest at a
RATE:                       variable rate equal to the least of (i) one-month
                            LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                            Call is exercisable), (ii) the WAC Cap, and (iii)
                            16%.

CLASS B-1 PASS-THROUGH      The Class B-1 Certificates will accrue interest at a
RATE:                       variable rate equal to the least of (i) one-month
                            LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                            Call is exercisable), (ii) the WAC Cap, and (iii)
                            16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:           As to any Distribution Date, a per annum rate equal
                            to the weighted average gross rate of the Group I
                            Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

LOAN GROUP II CAP:          As to any Distribution Date, a per annum rate equal
                            to the weighted average gross rate of the Group II
                            Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY  As to any Distribution Date, the supplemental
FORWARD AMOUNT:             interest amount for the Class A-1 Certificates will
                            equal the sum of:
                            (i)    the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                            (ii)   any Class A-1 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                            (iii)  interest on the amount in clause (ii) at the
                                   related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS A-2 BASIS RISK CARRY  As to any Distribution Date, the supplemental
FORWARD AMOUNT:             interest amount for the Class A-2 Certificates will
                            equal the sum of:
                            (i)    the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                            (ii)   any Class A-2 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                            (iii)  interest on the amount in clause (ii) at the
                                   related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS M-1, M-2 AND B-1      As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD    interest amount for each of the Class M-1, M-2 and
AMOUNTS:                    B-1 Certificates will equal the sum of:
                            (i)    the excess, if any, of interest that would
                                   otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the WAC Cap;
                            (ii)   any Basis Risk Carry Forward Amount for such
                                   class remaining unpaid for such Certificate from prior Distribution Dates; and
                            (iii)  interest on the amount in clause (ii) at the
                                   Certificates' applicable Pass-Through Rate
                                   (without regard to the WAC Cap, but giving effect to the hard cap of 16%).

INTEREST DISTRIBUTIONS ON   On each Distribution Date, interest distributions
OFFERED CERTIFICATES:       from the Interest Remittance Amount will be
                            allocated as follows:
                            (i)    the portion of the Interest Remittance Amount
                                   attributable to the Loan Group I Mortgage
                                   Loans will be allocated FIRST, to the Class
                                   A-1 Certificates and SECOND, pro rata,
                                   according to unpaid Accrued Certificate
                                   Interest and any Interest Shortfall Amounts, as applicable, to the Class A-2 Certificates, the respective Accrued Certificate Interest and any unpaid interest shortfall amount;
                            (ii)   the portion of the Interest Remittance Amount
                                   attributable to the Loan Group II Mortgage
                                   Loans will be allocated FIRST, to the Class
                                   A-2 Certificates and SECOND, pro rata
                                   according to unpaid Accrued Certificate
                                   Interest and any Interest Shortfall Amounts, as applicable, to the Class A-1 Certificates;
                            (iii)  to the Class M-1 Certificates, its Accrued
                                   Certificate Interest;
                            (iv)   to the Class M-2 Certificates, its Accrued
                                   Certificate Interest; and
                            (v)    to the Class B-1 Certificates, its Accrued
                                   Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON  On each Distribution Date (a) prior to the Stepdown
OFFERED CERTIFICATES:       Date or (b) on which a Trigger Event is in effect,
                            principal distributions from the Principal
                            Distribution Amount will be allocated as follows:
                            (i)    to the Class A Certificates, allocated
                                   between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                            (ii)   to the Class M-1 Certificates, until the
                                   Certificate Principal Balance thereof have been reduced to zero;
                            (iii)  to the Class M-2 Certificates, until the
                                   Certificate Principal Balance thereof have been reduced to zero; and
                            (iv)   to the Class B-1 Certificates, until the
                                   Certificate Principal Balance thereof have been reduced to zero.

                            On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                            (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                            (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                            (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                            (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                            All principal distributions to the Class A
                            Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a PRO RATA basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY   For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:            Cashflow shall be paid as follows:

                            (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                            (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                            (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                            (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                            (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                            (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                            (vii) CONCURRENTLY, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                            (viii) SEQUENTIALLY, to Classes M-1, M-2 and B-1
                                   Certificates, in such order, any Basis Risk
                                   Carry Forward Amount for such classes.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST REMITTANCE             For any Distribution Date, the portion of
AMOUNT:                         available funds for such Distribution Date
                                attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE             For any Distribution Date and each class of
INTEREST:                       Offered Certificates, equals the amount of
                                interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION          On any Distribution Date, the sum of (i) the
AMOUNT:                         Basic Principal Distribution Amount and (ii) the
                                Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION    On any Distribution Date, the excess of (i) the
AMOUNT:                         aggregate Principal Remittance Amount over (ii)
                                the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE            On any Distribution Date, the sum of (i) all
AMOUNT:                         scheduled payments of principal collected or
                                advanced on the Mortgage Loans during the Due
                                Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                                Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage
                                Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS              For any Distribution Date is the amount of funds
CASHFLOW:                       available for distribution on such Distribution
                                Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION    For any Distribution Date, the lesser of (i) the
AMOUNT:                         excess of (x) interest collected or advanced on
                                the Mortgage Loans during the related Due Period
                                (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                                Distribution Date.

EXCESS SUBORDINATED             For any Distribution Date, means the excess, if
AMOUNT:                         any of (i) the overcollateralization and (ii)
                                the required overcollateralization for such
                                Distribution Date.

CLASS A PRINCIPAL ALLOCATION    For any Distribution Date, the percentage
PERCENTAGE:                     equivalent of a fraction, determined as follows:
                                (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such
                                Distribution Date that is attributable to principal received or advanced on the Loan Group
                                I Mortgage Loans and the denominator of which is
                                (y) the Principal Remittance Amount for such
                                Distribution Date; (ii) in the case of the Class
                                A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan
                                Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL               An amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:            aggregate Certificate Principal Balance of the
                                Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.00% and (ii) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $[3,250,000].

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL         An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:        the aggregate Certificate Principal Balance of the
                            Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
                            Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                            73.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                            Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus [$3,250,000].

CLASS M-2 PRINCIPAL         An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:        the aggregate Certificate Principal Balance of the
                            Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                            Principal Balance of the Class M-1 Certificates
                            (after taking into account the payment of the Class
                            M-1 Principal Distribution Amount on such
                            Distribution Date) and (iii) the Certificate
                            Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                            85.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                            Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus [$3,250,000].

CLASS B-1 PRINCIPAL         An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:        the aggregate Certificate Principal Balance of the
                            Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                            Principal Balance of the Class M-1 Certificates
                            (after taking into account the payment of the Class
                            M-1 Principal Distribution Amount on such
                            Distribution Date), (iii) the Certificate Principal
                            Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                            Distribution Amount on such Distribution Date), and
                            (iv) the Certificate Principal Balance of the Class
                            B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
                            Loans as of the last day of the related Due Period minus [$3,250,000] PROVIDED, HOWEVER, that with respect to any Distribution Date on which the Class
                            Certificate Balance of the Class A, Class M-1 and
                            Class M-2 Certificates have been reduced to zero, the Class B-1 Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-1 Certificates and (y) the Principal
                            Distribution Amount.

TRUST TAX STATUS:           REMIC.

ERISA ELIGIBILITY:          Subject the considerations in the Prospectus, all
                            Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:          It is anticipated that the Class A-2 and Class M-1
                            Certificates will be SMMEA eligible.

PROSPECTUS:                 The Class A-2, Class M-1, Class M-2 and Class B-1
                            Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                            (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                            PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES                  PPC 0%     PPC 75%   PPC 100%   PPC 125%  PPC 150%
      -------                 ------     -------   --------   --------  --------
      Initial                  100%       100%       100%       100%       100%
      Dec-02                    99         81         76         70         64
      Dec-03                    98         62         51         41         31
      Dec-04                    97         45         32         21         11
      Dec-05                    96         35         27         21         11
      Dec-06                    94         29         21         15         11
      Dec-07                    93         24         16         11          8
      Dec-08                    91         19         12          8          6
      Dec-09                    90         16         10          6          5
      Dec-10                    88         13          8          5          3
      Dec-11                    86         11          6          4          2
      Dec-12                    83          9          5          3          0
      Dec-13                    81          7          4          2          0
      Dec-14                    78          6          3          1          0
      Dec-15                    75          5          3          0          0
      Dec-16                    72          4          2          0          0
      Dec-17                    68          4          1          0          0
      Dec-18                    64          3          0          0          0
      Dec-19                    60          3          0          0          0
      Dec-20                    55          2          0          0          0
      Dec-21                    50          2          0          0          0
      Dec-22                    44          1          0          0          0
      Dec-23                    38          0          0          0          0
      Dec-24                    32          0          0          0          0
      Dec-25                    28          0          0          0          0
      Dec-26                    23          0          0          0          0
      Dec-27                    18          0          0          0          0
      Dec-28                    12          0          0          0          0
      Dec-29                     6          0          0          0          0
      Dec-30                     2          0          0          0          0
      Dec-31                     0          0          0          0          0
  Average Life to
  Maturity (years)             18.73       4.33       3.31       2.60       2.04
Average Life to Call (1)
        (years)                18.71       3.89       2.93       2.27       1.75

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES                  PPC 0%     PPC 75%   PPC 100%   PPC 125%  PPC 150%
      -------                 ------     -------   --------   --------  --------
      Initial                  100%       100%       100%       100%       100%
      Dec-02                   100        100        100        100        100
      Dec-03                   100        100        100        100        100
      Dec-04                   100        100        100        100        100
      Dec-05                   100         87         64         50         93
      Dec-06                   100         70         48         32         26
      Dec-07                   100         57         36         22         13
      Dec-08                   100         46         27         15          8
      Dec-09                   100         37         20         10          5
      Dec-10                   100         29         15          7          2
      Dec-11                   100         24         11          5          0
      Dec-12                   100         19          8          2          0
      Dec-13                   100         15          6          0          0
      Dec-14                   100         12          4          0          0
      Dec-15                   100         10          2          0          0
      Dec-16                   100          8          0          0          0
      Dec-17                   100          6          0          0          0
      Dec-18                   100          5          0          0          0
      Dec-19                   100          3          0          0          0
      Dec-20                   100          1          0          0          0
      Dec-21                   100          0          0          0          0
      Dec-22                   100          0          0          0          0
      Dec-23                   100          0          0          0          0
      Dec-24                    97          0          0          0          0
      Dec-25                    86          0          0          0          0
      Dec-26                    74          0          0          0          0
      Dec-27                    60          0          0          0          0
      Dec-28                    45          0          0          0          0
      Dec-29                    30          0          0          0          0
      Dec-30                    14          0          0          0          0
      Dec-31                     0          0          0          0          0
  Average Life to
  Maturity (years)            26.60        7.82      5.90       5.05       4.97
Average Life to Call (1)
       (years)                26.48        7.08      5.34       4.61       4.61

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES                  PPC 0%     PPC 75%   PPC 100%   PPC 125%  PPC 150%
      -------                 ------     -------   --------   --------  --------
      Initial                  100%       100%       100%       100%       100%
      Dec-02                   100        100        100        100        100
      Dec-03                   100        100        100        100        100
      Dec-04                   100        100        100        100        100
      Dec-05                   100         87         64         46         32
      Dec-06                   100         70         48         32         20
      Dec-07                   100         57         36         22         13
      Dec-08                   100         46         27         15          8
      Dec-09                   100         37         20         10          3
      Dec-10                   100         29         15          7          0
      Dec-11                   100         24         11          2          0
      Dec-12                   100         19          8          0          0
      Dec-13                   100         15          5          0          0
      Dec-14                   100         12          2          0          0
      Dec-15                   100         10          0          0          0
      Dec-16                   100          8          0          0          0
      Dec-17                   100          5          0          0          0
      Dec-18                   100          2          0          0          0
      Dec-19                   100          0          0          0          0
      Dec-20                   100          0          0          0          0
      Dec-21                   100          0          0          0          0
      Dec-22                   100          0          0          0          0
      Dec-23                   100          0          0          0          0
      Dec-24                    97          0          0          0          0
      Dec-25                    86          0          0          0          0
      Dec-26                    74          0          0          0          0
      Dec-27                    60          0          0          0          0
      Dec-28                    45          0          0          0          0
      Dec-29                    30          0          0          0          0
      Dec-30                    14          0          0          0          0
      Dec-31                     0          0          0          0          0
  Average Life to
  Maturity (years)            26.60        7.74      5.81       4.83        4.38
Average Life to Call (1)
        (years)               26.48        7.08      5.31       4.43        4.06

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES                  PPC 0%     PPC 75%   PPC 100%   PPC 125%  PPC 150%
      -------                 ------     -------   --------   --------  --------
        Initial                100%       100%       100%       100%       100%
        Dec-02                 100        100        100        100        100
        Dec-03                 100        100        100        100        100
        Dec-04                 100        100        100        100        100
        Dec-05                 100         87         64         46         32
        Dec-06                 100         70         48         32         18
        Dec-07                 100         57         36         20          8
        Dec-08                 100         46         27         11          2
        Dec-09                 100         37         18          5          0
        Dec-10                 100         29         11          0          0
        Dec-11                 100         23          6          0          0
        Dec-12                 100         17          2          0          0
        Dec-13                 100         11          0          0          0
        Dec-14                 100          7          0          0          0
        Dec-15                 100          4          0          0          0
        Dec-16                 100          1          0          0          0
        Dec-17                 100          0          0          0          0
        Dec-18                 100          0          0          0          0
        Dec-19                 100          0          0          0          0
        Dec-20                 100          0          0          0          0
        Dec-21                 100          0          0          0          0
        Dec-22                 100          0          0          0          0
        Dec-23                 100          0          0          0          0
        Dec-24                  97          0          0          0          0
        Dec-25                  86          0          0          0          0
        Dec-26                  74          0          0          0          0
        Dec-27                  60          0          0          0          0
        Dec-28                  45          0          0          0          0
        Dec-29                  30          0          0          0          0
        Dec-30                  11          0          0          0          0
        Dec-31                   0          0          0          0          0
    Average Life to
    Maturity (years)           26.55       7.44      5.56       4.55        3.99
Average Life to Call (1)
         (years)               26.47       7.07      5.28       4.33        3.83

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

  DATE        CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)    CLASS B-1 CAP (%)
----------    ----------------    ----------------    ----------------     ----------------
                 ACTUAL/360          ACTUAL/360           ACTUAL/360           ACTUAL/360
12/25/2001              -                  -                    -                    -
1/25/2002            9.09               9.01                 9.01                 9.01
2/25/2002            8.51               8.43                 8.43                 8.43
3/25/2002            9.43               9.34                 9.34                 9.34
4/25/2002            8.52               8.43                 8.43                 8.43
5/25/2002            8.82               8.71                 8.71                 8.71
6/25/2002            8.54               8.43                 8.43                 8.43
7/25/2002            8.83               8.71                 8.71                 8.71
8/25/2002            8.56               8.43                 8.43                 8.43
9/25/2002            8.56               8.43                 8.43                 8.43
10/25/2002           8.86               8.71                 8.71                 8.71
11/25/2002           8.58               8.43                 8.43                 8.43
12/25/2002           8.88               8.71                 8.71                 8.71
1/25/2003            8.60               8.43                 8.43                 8.43
2/25/2003            8.61               8.43                 8.43                 8.43
3/25/2003            9.55               9.34                 9.34                 9.34
4/25/2003            8.63               8.43                 8.43                 8.43
5/25/2003            8.93               8.71                 8.71                 8.71
6/25/2003            8.66               8.43                 8.43                 8.43
7/25/2003            8.96               8.71                 8.71                 8.71
8/25/2003            8.68               8.43                 8.43                 8.43
9/25/2003            8.70               8.43                 8.43                 8.43
10/25/2003           9.00               8.71                 8.71                 8.71
11/25/2003           8.73               8.43                 8.43                 8.43
12/25/2003           9.95               9.81                 9.81                 9.81
1/25/2004            9.65               9.50                 9.50                 9.50
2/25/2004            9.67               9.49                 9.49                 9.49
3/25/2004           10.39              10.24                10.24                10.24
4/25/2004            9.75               9.57                 9.57                 9.57
5/25/2004           10.09               9.89                 9.89                 9.89
6/25/2004           10.69              10.63                10.63                10.63
7/25/2004           11.12              11.01                11.01                11.01
8/25/2004           10.79              10.65                10.65                10.65
9/25/2004           10.86              10.73                10.73                10.73
10/25/2004          11.26              11.09                11.09                11.09
11/25/2004          10.93              10.73                10.73                10.73
12/25/2004          12.28              12.18                12.18                12.18
1/25/2005           28.06              11.80                11.80                11.80

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

  DATE           CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)    CLASS B-1 CAP (%)
----------    ----------------    ----------------    ----------------     ---------------
                  ACTUAL/360          ACTUAL/360           ACTUAL/360           ACTUAL/360
2/25/2005           13.81              11.80                11.80                11.80
3/25/2005           15.25              13.15                13.15                13.15
4/25/2005           13.71              11.88                11.88                11.88
5/25/2005           14.10              12.28                12.28                12.28
6/25/2005           14.49              12.94                12.94                12.94
7/25/2005           15.00              13.38                13.38                13.38
8/25/2005           14.52              12.95                12.95                12.95
9/25/2005           14.56              13.03                13.03                13.03
10/25/2005          15.04              13.46                13.46                13.46
11/25/2005          14.56              13.02                13.02                13.02
12/25/2005          15.66              14.19                14.19                14.19
1/25/2006           15.19              13.75                13.75                13.75
2/25/2006           15.19              13.74                13.74                13.74
3/25/2006           16.85              15.28                15.28                15.28
4/25/2006           15.22              13.80                13.80                13.80
5/25/2006           15.72              14.26                14.26                14.26
6/25/2006           15.22              13.80                13.80                13.80
7/25/2006           15.76              14.27                14.27                14.27
8/25/2006           15.25              13.81                13.81                13.81
9/25/2006           15.25              13.81                13.81                13.81
10/25/2006          15.76              14.27                14.27                14.27
11/25/2006          15.25              13.81                13.81                13.81
12/25/2006          15.76              14.26                14.26                14.26
1/25/2007           15.25              13.80                13.80                13.80
2/25/2007           15.25              13.80                13.80                13.80
3/25/2007           16.88              15.28                15.28                15.28
4/25/2007           15.25              13.80                13.80                13.80
5/25/2007           15.76              14.26                14.26                14.26
6/25/2007           15.25              13.79                13.79                13.79
7/25/2007           15.76              14.25                14.25                14.25
8/25/2007           15.25              13.79                13.79                13.79
9/25/2007           15.25              13.79                13.79                13.79
10/25/2007          15.76              14.25                14.25                14.25
11/25/2007          15.26              13.79                13.79                13.79
12/25/2007          15.77              14.25                14.25                14.25
1/25/2008           15.26              13.78                13.78                13.78

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

  DATE        CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)    CLASS B-1 CAP (%)
----------    ----------------    ----------------    ----------------     ----------------
                  ACTUAL/360          ACTUAL/360           ACTUAL/360           ACTUAL/360
3/25/2008            16.31             14.73                14.73                14.73
4/25/2008            15.26             13.78                13.78                13.78
5/25/2008            15.77             14.24                14.24                14.24
6/25/2008            15.26             13.78                13.78                13.78
7/25/2008            15.77             14.23                14.23                14.23
8/25/2008            15.27             13.77                13.77                13.77
9/25/2008            15.27             13.77                13.77                13.77
10/25/2008           15.78             14.23                14.23                14.23
11/25/2008           15.27             13.77                13.77                13.77
12/25/2008           15.78             14.23                14.23                14.23
1/25/2009            15.28             13.77                13.77                13.77
2/25/2009            15.28             13.77                13.77                13.77
3/25/2009            16.92             15.24                15.24                15.24
4/25/2009            14.54             13.76                13.76                13.76
5/25/2009            13.90             14.22                14.22                14.22
6/25/2009            13.48             13.76                13.76                13.76
7/25/2009            13.95             14.22                14.22                14.22
8/25/2009            13.53             13.76                13.76                13.76
9/25/2009            13.55             13.76                13.76                13.76
10/25/2009           14.03             14.21                14.21                14.21
11/25/2009           13.61             13.75                13.75                13.75
12/25/2009           14.09             14.21                14.21                14.21
1/25/2010            13.67             13.75                13.75                13.75
2/25/2010            13.70             13.75                13.75                13.75
3/25/2010            15.20             15.22                15.22                15.22
4/25/2010            13.76             13.75                13.75                13.75
5/25/2010            14.25             14.20                14.20                14.20
6/25/2010            13.83             13.74                13.74                13.74
7/25/2010            14.32             14.20                14.20                14.20
8/25/2010            13.90             13.74                13.74                13.74
9/25/2010            13.93             13.74                13.74                13.74
10/25/2010           14.44             14.20                14.20                14.20
11/25/2010           14.01             13.74                13.74                13.74
12/25/2010           14.52             14.19                14.19                14.19
1/25/2011            14.09             13.74                13.74                13.74
2/25/2011            14.13             13.73                13.73                13.73
3/25/2011            15.69             15.20                15.20                15.20

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

  DATE       CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)    CLASS B-1 CAP (%)
----------    ----------------    ----------------    ----------------     ----------------
                 ACTUAL/360          ACTUAL/360           ACTUAL/360           ACTUAL/360
4/25/2011           14.21              13.73                13.73                13.73
5/25/2011           14.73              14.19                14.19                14.19
6/25/2011           14.30              13.73                13.73                13.73
7/25/2011           14.83              14.19                14.19                14.19
8/25/2011           14.40              13.73                13.73                13.73
9/25/2011           14.45              13.73                13.73                13.73
10/25/2011          14.98              14.18                14.18                14.18
11/25/2011          14.55              13.72                13.72                13.72
12/25/2011          15.09              14.18                14.18                14.18
1/25/2012           14.66              13.72                13.72                13.72
2/25/2012           14.71              13.72                13.72                13.72
3/25/2012           15.79              14.67                14.67                14.67
4/25/2012           14.83              13.72                13.72                13.72
5/25/2012           15.38              14.18                14.18                14.18
6/25/2012           14.95              13.72                13.72                13.72
7/25/2012           15.51              14.17                14.17                14.17
8/25/2012           15.08              13.71                13.71                13.71
9/25/2012           15.14              13.71                13.71                13.71
10/25/2012          15.72              14.17                14.17                14.17
11/25/2012          15.28              13.71                13.71                13.71
12/25/2012          15.87              14.17                14.17                14.17
1/25/2013           15.43              13.71                13.71                13.71
2/25/2013           15.50              13.71                13.71                13.71
3/25/2013           17.25              15.18                15.18                15.18
4/25/2013           15.66              13.71                13.71                13.71
5/25/2013           16.27              14.16                14.16                14.16
6/25/2013           15.83              13.71                13.71                13.71
7/25/2013           16.44              14.16                14.16                14.16
8/25/2013           16.00              13.70                13.70                13.70
9/25/2013           16.09              13.70                13.70                13.70
10/25/2013          16.72              14.16                14.16                14.16
11/25/2013          16.28              13.70                13.70                    -
12/25/2013          16.92              14.16                14.16                    -
1/25/2014           16.48              13.70                13.70                    -
2/25/2014           16.58              13.70                13.70                    -
3/25/2014           18.47              15.17                15.17                    -
4/25/2014           16.79              13.70                13.70                    -

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

  DATE        CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)    CLASS B-1 CAP (%)
----------    ----------------    ----------------    ----------------     ----------------
                 ACTUAL/360          ACTUAL/360           ACTUAL/360           ACTUAL/360
5/25/2014           17.47              14.15                14.15                 -
6/25/2014           17.02              13.70                13.70                 -
7/25/2014           17.70              14.15                14.15                 -
8/25/2014           17.25              13.69                13.69                 -
9/25/2014           17.37              13.69                13.69                 -
10/25/2014          18.08              14.15                14.15                 -
11/25/2014          17.63              13.69                13.69                 -
12/25/2014          18.35              14.15                14.15                 -
1/25/2015           17.90              13.69                13.69                 -
2/25/2015           18.04              13.69                13.69                 -
3/25/2015           20.13              15.16                15.16                 -
4/25/2015           18.33              13.69                13.69                 -
5/25/2015           19.09              14.14                14.14                 -
6/25/2015           18.63              13.69                13.69                 -
7/25/2015           19.42              14.14                14.14                 -
8/25/2015           18.95              13.69                13.69                 -
9/25/2015           19.12              13.69                13.69                 -
10/25/2015          19.93              14.14                14.14                 -
11/25/2015          19.47              13.68                    -                 -
12/25/2015          20.30              14.14                    -                 -
1/25/2016           19.83              13.68                    -                 -
2/25/2016           20.02              13.68                    -                 -
3/25/2016           21.61              14.63                    -                 -
4/25/2016           20.42              13.68                    -                 -
5/25/2016           21.31              14.14                    -                 -
6/25/2016           20.83              13.68                    -                 -
7/25/2016           21.75              14.14                    -                 -
8/25/2016           21.27              13.68                    -                 -
9/25/2016           21.50              13.68                    -                 -
10/25/2016          22.46              14.14                    -                 -
11/25/2016          21.98              13.68                    -                 -
12/25/2016          22.96              14.14                    -                 -
1/25/2017           22.48              13.68                    -                 -
2/25/2017           22.71              13.68                    -                 -
3/25/2017           25.51                  -                    -                 -
4/25/2017           23.45                  -                    -                 -
5/25/2017           24.69                  -                    -                 -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

  DATE        CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)    CLASS B-1 CAP (%)
----------    ----------------    ----------------    ----------------     ----------------
                 ACTUAL/360          ACTUAL/360           ACTUAL/360           ACTUAL/360
6/25/2017           24.36                  -                    -                    -
7/25/2017           25.68                  -                    -                    -
8/25/2017           25.39                  -                    -                    -
9/25/2017           25.96                  -                    -                    -
10/25/2017          27.46                  -                    -                    -
11/25/2017          27.24                  -                    -                    -
12/25/2017          28.89                  -                    -                    -
1/25/2018           28.73                  -                    -                    -
2/25/2018           29.57                  -                    -                    -
3/25/2018           33.76                  -                    -                    -
4/25/2018           31.50                  -                    -                    -
5/25/2018           33.69                  -                    -                    -
6/25/2018           33.82                  -                    -                    -
7/25/2018           36.35                  -                    -                    -
8/25/2018           36.68                  -                    -                    -
9/25/2018           38.36                  -                    -                    -
10/25/2018          41.61                  -                    -                    -
11/25/2018          42.42                  -                    -                    -
12/25/2018          46.40                  -                    -                    -
1/25/2019           47.76                  -                    -                    -
2/25/2019           51.11                  -                    -                    -
3/25/2019           60.98                  -                    -                    -
4/25/2019           59.86                  -                    -                    -
5/25/2019           67.91                  -                    -                    -
6/25/2019           73.07                  -                    -                    -
7/25/2019           85.31                  -                    -                    -
8/25/2019           95.29                  -                    -                    -
9/25/2019          113.22                  -                    -                    -
10/25/2019         145.07                  -                    -                    -
11/25/2019         186.37                  -                    -                    -
12/25/2019         290.37                  -                    -                    -
1/25/2020          727.26                  -                    -                    -
2/25/2020               -                  -                    -                    -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

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--------------------------------------------------------------------------------

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